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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): JULY 8, 2005 (JULY 7, 2005)



                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


             TEXAS                           0-20750                     74-2175590
 (State or other jurisdiction      (Commission File Number)           (I.R.S. Employer
       of incorporation)                                             Identification No.)
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                         2550 NORTH LOOP WEST, SUITE 600
                              HOUSTON, TEXAS 77092
               (Address of principal executive offices) (Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement.

         On July 7, 2005, Sterling Bancshares, Inc., a Texas Corporation
("Sterling"), SBPB, Inc., a Texas corporation and wholly-owned subsidiary of Sterling ("Merger Sub"), and Prestonwood Bancshares, Inc., a Texas corporation
(the "Company"), entered into an Agreement and Plan of Merger (the "Merger
Agreement") providing for the merger of Merger Sub with and into the Company with the Company surviving as a wholly owned subsidiary of Sterling (the
"Merger"). Pursuant to the Merger Agreement, at the effective time of the Merger, Sterling will pay $34,375,000 for all of Company's issued and outstanding shares of common stock, provided that a portion of the merger consideration will be placed in escrow to secure payment of certain obligations related to an insurance agency subsidiary. The Merger Agreement has been approved by the respective Boards of Directors of Sterling, Merger Sub and the Company, and the transactions contemplated thereby are subject to the approval of the Company's stockholders.

         The Merger Agreement contains standard representations, warranties and covenants, and the transactions contemplated thereby are subject to the approval by the Federal Reserve Board, the Texas Banking Commissioner, the Federal
Deposit Insurance Corporation and other regulatory authorities.

Item 7.01 Regulation FD Disclosure.

         On July 8, 2005, Sterling issued a press release announcing the signing of the Merger Agreement, a copy of which is furnished as Exhibit 99.1 to this report.








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Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.


             Exhibit No.          Description
             -----------          -----------

             99.1                 Press Release dated July 8, 2005.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                                              Sterling Bancshares, Inc.


Date:  July 8, 2005                           By:    /s/ James W. Goolsby
                                                  ------------------------------
                                                  James W. Goolsby
                                                  Executive Vice President and
                                                  General Counsel



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                                  EXHIBIT INDEX


             Exhibit No.          Description
             -----------          -----------

             99.1                 Press Release dated July 8, 2005.